CRITICARE SYSTEMS, INC.

                               PURCHASE AGREEMENT

     This Purchase Agreement (the "Agreement") is made as of October 17, 2000 (the "Agreement Date"), by and between Criticare Systems, Inc., a Delaware corporation (the "Company") with its principal office at 20925 Crossroads Circle, Waukesha, WI 53186, and the purchasers set forth on Exhibit A hereto (individually a "Purchaser" and collectively the "Purchasers").

                                   Section 1.

                        Purchase and Sale of Common Stock
                        ---------------------------------

     1.1     Purchase  and  Sale of Common Stock.  Each Purchaser, severally and
             -----------------------------------
not jointly, agrees to purchase from the Company, and the Company agrees to issue and sell to such Purchaser, the number of shares (the "Shares") of Common Stock, $0.04 par value (the "Common Stock") of the Company set forth on opposite such Purchaser's name on Exhibit A hereto. The purchase price for one Share of Common Stock (the "Purchase Price") pursuant to this Agreement shall be $2.25.

                                   Section 2.

                             Closing Date; Delivery
                             ----------------------

     2.1     Closing  Date.  The  completion  of  the  purchase  and sale of the
             -------------
Shares will be held at such place and time agreed upon by the Company and the Purchasers (the "Closing). The date of the Closing is hereinafter referred to as the "Closing Date."

     2.2     Delivery.  At  the  Closing,  the  Company  will  deliver  to  each
             --------
Purchaser the certificates evidencing the Shares purchased by such Purchaser as shown on Exhibit A and an opinion of Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., counsel to the Company, in the form of Exhibit B. Such delivery shall be against payment of the Purchase Price for the Shares by wire transfer of immediately available funds to the Company's bank account (in accordance with instructions furnished by the Company).

                                   Section 3.

                  Representations and Warranties of the Company
                  ---------------------------------------------

     The  Company  represents  and  warrants  to  the  Purchasers  as  follows:

     3.1     Organization  and  Standing.  The  Company  is  a  corporation duly
             ---------------------------
organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Other than as disclosed in the SEC Documents (as defined below), the Company has no subsidiaries or direct or indirect ownership in any firm, corporation or business which either, individually or in the aggregate, is material to the business of the Company. The Company is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership of property or conduct of business requires it so to be qualified and in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company and its subsidiaries considered as a whole.

     3.2     Corporate  Power:  Authorization.  The  Company  has  all requisite
             --------------------------------
legal and corporate power and authority and has taken all requisite corporate action to duly authorize, execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations under and contemplated by this Agreement. No action of the stockholders of the Company is required to authorize the consummation of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and as limited by equitable principles generally.

     3.3     Issuance  and Delivery.  The Shares have been duly authorized, and,
             ----------------------
when issued and delivered in compliance with this Agreement, will be duly and validly issued and delivered and will be outstanding, fully paid, nonassessable, except as set forth in Wisconsin Statutes Section 180.0622(b), as interpreted, and free and clear of all pledges, liens, encumbrances and will conform to the description thereof contained in the Registration Statement (or incorporated by reference therein). No preemptive rights, or other rights to subscribe for or purchase, exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to require the Company to register the sale of any securities owned by such holder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

     3.4     SEC  Documents  Financial Statements; Subsequent Events.  Except as
             -------------------------------------------------------
set forth on Schedule 3.4 hereto, the Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission ("SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement and all rules and regulations thereunder. Except as set forth on Schedule 3.4 hereto, as of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), as applicable and all rules and regulations thereunder. Except as set forth on Schedule 3.4 hereto, none of the SEC Documents contained, as of their respective dates, any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and such SEC Documents, when read as a whole, do not contain any untrue statements of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles consistently applied and fairly present the financial position of the Company and any subsidiaries at the dates thereof and the results of the Company's operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal adjustments).

     3.5     Governmental  Consents.  No  consent,  approval,  order  or
             ----------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

     3.6     Exempt  Transactions.  Subject  to  the accuracy of the Purchasers'
             --------------------
representations and warranties in Section 4 of this Agreement, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

     3.7     No  Material Adverse Change.  Except as otherwise disclosed herein,
             ---------------------------
since June 30, 2000, there have not been any changes in the assets, liabilities, financial condition, business or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

     3.8     Intellectual  Property.  The  Company  to  its  knowledge  owns  or
             ----------------------
possesses adequate rights to use all patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secrets and know-how that are used or necessary for the conduct of its business as described in the SEC Documents; except as described in the SEC Documents, neither the Company nor any of its subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secret or knowhow that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as a whole.

     3.9     Authorized  Capital  Stock.  The  authorized  capital  stock of the
             --------------------------
Company conforms, as of the dates for which such information is given, in all material respects to the statements relating thereto contained in the SEC Documents. The issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable; except as set forth or referred to in the SEC Documents, no warrants, options or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been granted or entered into by the Company. All of the above securities of the Company were issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. No holder of any security of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company.

     3.10     Litigation.  There  are  no  actions,  suits,  proceedings  or
              ----------
investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) would have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted or (b) would impair the ability of the Company to perform in any material respect its obligations under this Agreement. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, individually or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

     3.11     Preemptive  and  Registration  Rights.  There  are  no  preemptive
              -------------------------------------
rights, rights of first refusal, repurchase rights or any other right of the Company or any third party as to the Shares which have not been satisfied or waived, and except as provided in this Agreement, the Company has not granted or agreed to grant any registration rights that would be applicable to the registration for resale of the Shares pursuant to the Registration Statement, as defined in and contemplated by Section 7.1 hereof, to any person or entity which have not been satisfied or waived.

     3.12     Compliance With Other Instruments.  The business and operations of
              ---------------------------------
the Company have been and are being conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations of applicable laws, rules and regulations which would not, individually or in the aggregate, have a material adverse effect on the assets, properties, financial condition or business of the Company. Neither the execution and delivery of, nor the performance or compliance with, this Agreement and the transactions contemplated hereby, will, with or without the giving of notice or the passage of time, (i) result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or effected, except for such breach or default or the imposition of any such lien or encumbrance which, either individually or in the aggregate, would not have a material adverse effect on the assets, properties, financial condition or business of the Company or (ii) violate the Certificate of Incorporation or Bylaws of the Company, or any law, rule regulation, judgment, order or decree. The Company is not in violation of its Certificate of Incorporation or Bylaws nor in violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement, except for such defaults which would not, individually or in the aggregate, have a material adverse effect on the assets, properties, financial condition or business of the Company, or subject to any restriction which would prohibit the Company from entering into or performing its obligations under the Agreement.

     3.13     Brokers  or  Finders.  No  person, firm or corporation has or will
              --------------------
have, as a result of any act or omission of the Company, any right, interest or valid claim against the Purchasers for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement.

     3.14     Compliance  with  Environmental  Laws.  Except as disclosed in the
              -------------------------------------
SEC Documents, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety which would, individually or in the aggregate, have a material adverse effect on the assets, properties, financial condition or business of the Company and its subsidiaries considered as a whole, and, to the best of the Company's knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. To the best of the Company's knowledge, the Company does not have any material liability to any governmental authority or other third party arising under or as a result of any such past or existing statute, law or regulation.

     3.15     No  Implied Representations.  All of the Company's representations
              ---------------------------
and warranties are contained in this Agreement and no other representations or warranties by the Company shall be implied.

     3.16     Contracts.  The  contracts  so  described  in the SEC Documents or
              ---------
incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would, individually or in the aggregate, not have a material adverse effect on the business, properties or assets of the Company and its subsidiaries considered as a whole, and neither the Company nor any of its subsidiaries, nor to the Company's knowledge, any other party is in breach of or default under any of such contracts.

     3.17     Properties.  The  Company has good and marketable title to all the
              ----------
properties and assets reflected as owned in the financial statements included in the SEC Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements, or
(ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the- Company and its subsidiaries. The Company and any applicable subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and the subsidiaries considered as a whole. Except as disclosed in the SEC Documents, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

     3.18     Compliance.  The  Company  has not been advised, and has no reason
              ----------
to believe, that either it or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries considered as a whole.

     3.19     Taxes.  The  Company and its subsidiaries have filed all necessary
              -----
federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its subsidiaries which could have a material adverse effect on the business, operations or properties of the Company and its subsidiaries considered as a whole.

     3.20     Transfer  Taxes.  On the Closing Date, all stock transfer or other
              ---------------
taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with fully.

     3.21     Investment  Company.  The  Company  is not an "investment company"
              -------------------
within  the  meaning  of  the  Investment  Company  Act  of  1940,  as  amended.

     3.22     Insurance.  Each  of  the  Company  and its subsidiaries maintains
              ---------
insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     3.23     Contributions.  Neither  the  Company  nor any of its subsidiaries
              -------------
has, directly or indirectly, at any time during the last five years (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

     3.24     Nasdaq  Listing.  The  Company's  Common  Stock  is  listed on the
              ---------------
Nasdaq  National  Market.

     3.25     Preferred  Share  Purchase  Right.  The  consummation  of  the
              ---------------------------------
transactions contemplated by this Agreement will not cause the preferred stock purchase right made as a dividend to the Company's stockholders on April 24, 1997, or any similar arrangement or right, to become exercisable by the holders of such rights or in any way effect the exercisability of such rights.

                                   Section 4.

           Representations, Warranties and Covenants of the Purchasers
           -----------------------------------------------------------

     Each Purchaser, severally and for itself only, hereby represents and warrants to the Company as follows:

     4.1     Authorization.  (i)  The  Purchaser  has  all  requisite  legal and
             -------------
corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and
(b)  as  limited  by  equitable  principles  generally.

     4.2     Investment  Experience.  The  Purchaser is an "accredited investor"
             ----------------------
as defined in Rule 501 (a) under the Securities Act. The Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares.

     4.3     Investment  Intent.  The Purchaser is purchasing the Shares for its
             ------------------
own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. The Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. The Purchaser has completed or caused to be completed the Purchaser Questionnaire attached hereto as Appendix I for use in preparation of the
                                     -----------
Registration Statement (as defined below), and the responses provided therein shall be true and correct as of the Closing Date and will be true and correct as of the effective date of the Registration Statement. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

     4.4     Registration  or  Exemption  Requirements.  The  Purchaser  further
             -----------------------------------------
acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. The Purchaser understands that the certificate(s) evidencing the Shares will be imprinted with a legend in substantially the form set forth in Section 8.2.

     4.5     Restriction  on Short Sales.  The Purchaser represents and warrants
             ---------------------------
to and covenants with the Company that the Purchaser has not engaged and will not engage in any short sales of the Company's Common Stock prior to the effectiveness of the Registration Statement, except to the extent that any such short sale is fully covered by shares of Common Stock of the Company owned by such Purchaser other than the Shares.

     4.6     No  Current  Ownership.  Immediately  following  the  Closing  the
             ----------------------
Purchasers shall not beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act) any shares of capital stock of the Company, other than the Shares acquired pursuant to and in accordance with the terms of this Agreement.

                                   Section 5.

                       Conditions to Closing of Purchasers
                       -----------------------------------

     The obligation of each Purchaser to purchase the Shares at the Closing is subject to the fulfillment as of the Closing Date of the following conditions.

     5.1     Representations and Warranties.  The representations and warranties
             ------------------------------
made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

     5.2     Covenants.  All  covenants,  agreements and conditions contained in
             ---------
this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.3     Compliance  Certificate.  The  President or Chief Financial Officer
             -----------------------
of the Company shall have delivered to the Purchasers a certificate, dated as of the Closing Date, certifying that the conditions specified in Sections 5.1 and
5.2 have been fulfilled and stating that since June 30, 2000, there shall have been no material adverse change in the assets, liabilities, financial condition, business or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

     5.4     Legal  Opinion  of Company Counsel.  Reinhart, Boerner, Van Deuren,
             ----------------------------------
Norris & Rieselbach, S.C., counsel to the Company, shall have delivered a legal opinion, addressed to the Purchaser, in the form attached as Exhibit B hereto.

     5.5     Closing  Date.  The  Closing  shall  have  occurred  on or prior to
             -------------
November  18,  2000.

     5.6     Secretary's  Certificate.  The  Secretary of the Company shall have
             ------------------------
delivered to the Purchasers a certificate, dated as of the Closing Date, certifying as to (i) the authenticity and continuing validity of the Company's Certificate of Incorporation and Bylaws; (ii) the authenticity of the resolutions authorizing the transactions contemplated by this Agreement; (iii) the legal existence and good standing of the Company in Delaware and in each other jurisdiction in which its failure to be qualified as a foreign corporation would have a material adverse effect on the financial condition or business of the Company and its subsidiaries considered as a whole; and (iv) the incumbency of the officers of the Company.

     5.7     Board  Composition.  Immediately prior to the Closing, the Board of
             ------------------
Directors of the Company shall consist of four directors, with the following persons being duly elected as directors: Karsten Houm (Chairman), Emil H. Soika, Milton Datsopoulos, and N.C. Joseph Lai. As of Closing, the Board of Directors of the Company shall be expanded to five directors, with Jeffrey T. Barnes being elected to fill the vacancy.

                                   Section 6.

                        Conditions to Closing of Company
                        --------------------------------

The Company's obligation to sell and issue the Shares at the Closing to a Purchaser is subject to the fulfillment or waiver of the following conditions:

     6.1     Representations and Warranties.  The representations and warranties
             ------------------------------
made by such Purchaser in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

     6.2     Covenants.  All  covenants,  agreements and conditions contained in
             ---------
this Agreement to be performed by such Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.3     Payment  of Purchase Price.  The Purchasers shall have tendered the
             --------------------------
Purchase  Price  at  the  Closing.

                                   Section 7.

                      Affirmative Covenants of the Company
                      ------------------------------------

     The  Company  hereby  covenants  and  agrees  as  follows:

     7.1     Registration  Requirements.
             --------------------------

          (a) The Company shall, subject to receipt of necessary information from the Purchasers, prepare and file a registration statement with the SEC under the Securities Act as soon as reasonably practicable after the Closing, but in any event within 45 days of the Closing, to register the resale of the Shares by the Purchasers, and the Company shall use its best efforts to secure the effectiveness of such registration statement as soon as reasonably practicable thereafter. For purposes hereof, the term "Registration Statement" shall refer to any and all registration statements filed for the purpose of registering the Shares, including any prospectus(es) constituting a part thereof and together with any amendments and supplements thereto.

          (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and the Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by the Purchasers. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes, if any, applicable to the Shares.

          (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) keep such registration effective until the earlier of (A) the fourth anniversary of the Closing Date, (B) such date as all of the Shares have been resold or (C) such time as all of the Shares held by the Purchasers can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) (or any similar rule then in effect); (ii) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period specified in this Section 7.1(c); (iii) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;
(iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in the Registration Statement as so amended or such prospectus as so supplemented; (v) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request, and the Company hereby consents to the use of such prospectus or each amendment and supplement thereto by each of the selling holders of the Shares and the underwriters, if any, in connection with the offering and sale of the Shares covered by such prospectus or any amendment or supplement thereto; (vi) cause the Shares to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted and maintain the listing of the Shares; (vii) provide a transfer agent and registrar for all the Shares registered pursuant to the Registration Statement and a CUSIP number for all such Shares; (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (ix) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares are originally sold and (B) all other states specified in writing by a Purchaser, provided as to clause (B), however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

          (d) The Company shall furnish to each Purchaser upon request a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Shares held by such Purchaser.

          (e) With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell the Shares to the public without registration or pursuant to a registration on Form S-3, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the fourth anniversary of the effective date of the Registration Statement, (B) such date as all of the Shares shall have been resold or (C) such time as all of the Shares held by the Purchasers can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) (or any similar rule then in effect);
(ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail a Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration or pursuant to such Form S-3.

          (f) The Company shall notify each Purchaser, if such Purchaser has registered Shares in a Registration Statement which remain unsold, and (if requested by such Purchaser) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information relating to the Registration Statement, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

          (g) The Company may, upon written notice to the Purchasers of (i) the happening of any event of the kind described in Section 7.1(f)(ii), 7.1(f)(iii), 7.1(f)(iv), 7.1(f)(v) or 7.1(f)(vi) hereof or (ii) that, in the judgment of the Company's Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, discontinue disposition of Shares covered by the Registration Statement or prospectus until copies of the supplemented or amended prospectus contemplated by Section 7.1(i) hereof are distributed to the Purchasers, or until the Purchasers are advised in writing by the Company that the use of the applicable prospectus may be resumed, and the Purchasers have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company shall not suspend use of a prospectus or Registration Statement under this Section 7.1 (g) for more than 45 days at a time and more than twice in any 12-month period. Any period for which use of a prospectus or Registration Statement is suspended under this Section 7.1 (g) shall be added to the time for which the Company is required to maintain the effectiveness of such Registration Statement, including the prospectus constituting a part thereof, under Section 7.1(c).

          (h) The Company shall use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration
Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction, at the earliest possible moment.

          (i) The Company shall, upon the occurrence of any event contemplated by Section 7.1(f)(v) or 7.1(f)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     7.2     Indemnification  and  Contribution.
             ----------------------------------

          (a) The Company agrees to indemnify and hold harmless the Purchasers from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Purchasers may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any prospectus (preliminary or final), as amended on the applicable date thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement or any prospectus (preliminary or final), as amended on the applicable date thereof, and the Company will, as incurred, reimburse the Purchasers for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (i) an untrue statement or an omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, or (ii) any untrue statement or the omission of a material fact in any prospectus that is corrected in any subsequent prospectus that was delivered to a Purchaser prior to the pertinent sale or sales by such Purchaser.

          (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement or an alleged untrue statement of a material fact made in such Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, provided, however, that a Purchaser shall not be liable in any such case for any untrue statement or alleged untrue statement or the omission or alleged omission that has been corrected, in writing, by such Purchaser, delivered to the Company before the sale from which such loss occurred, or (ii) any untrue statement or alleged untrue statement or the omission or alleged omission in any prospectus that is corrected in any subsequent prospectus that was delivered to a Purchaser prior to the pertinent sale or sales by such Purchaser, and such Purchaser, severally and not jointly, will, as incurred, reimburse the Company for ally legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that each Purchaser's indemnification obligation shall be limited to the net proceeds received from its sale of the Shares.

          (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

          (d) If the indemnification provided for in this Section 7.2 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as the result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), a Purchaser shall not be required to contribute any amount in excess of the amount by which the net amount received by such Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Purchaser's obligations in this subsection
(d) to contribute is several in proportion to its sale of Shares to which such loss relates and not joint.

     (e)     The  obligations  of  the  Company  and  the  Purchasers under this
Section 7.2 shall be in addition to any liability which the Company and the Purchasers may otherwise have and shall extend, upon the same terms and conditions, to directors, officers, employees and agents of the Company and the Purchasers and to each person, if any, who controls the Company or any Purchaser within the meaning of the Act.

                                   Section 8.

    Restrictions on Transferability of Shares; Compliance with Securities Act
    -------------------------------------------------------------------------

     8.1     Restrictions  on  Transferability.  The  Shares  shall  not  be
             ---------------------------------
transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement.

     8.2     Restrictive Legend.  Each certificate representing the Shares shall
             ------------------
bear substantially the following legends (in addition to any legends required under applicable securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY
SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

ADDITIONALLY, THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN THE PURCHASE AGREEMENT DATED OCTOBER 17, 2000 BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER, AND NO TRANSFER OF THE SECURITIES SHALL BE VALID OR EFFECTIVE ABSENT COMPLIANCE WITH SUCH RESTRICTIONS. ALL SUBSEQUENT HOLDERS OF THESE SECURITIES WILL HAVE AGREED TO BE BOUND BY CERTAIN OF THE TERMS OF THE AGREEMENT, INCLUDING SECTIONS 7.1 AND 8.3 THEREOF. COPIES OF THE

PURCHASE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE REGISTERED HOLDER OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

     8.3     Transfer  of  Shares  After  Registration.  Each  Purchaser  hereby
             -----------------------------------------
covenants with the Company not to make any sale of the Shares except either (i) in accordance with the Registration Statement, in which case such Purchaser covenants to comply with the requirement of delivering a current prospectus, or
(ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144, or (iii) in accordance with another exemption from the registration requirements of the Securities Act. The legend set forth in Section
8.2 will be removed from a certificate representing the Shares following and in connection with any sale of the Shares pursuant to subsection (i) or (ii) hereof, but not in connection with any sale of Shares pursuant to subsection
(iii) hereof, and also will be removed at such time that the Shares may be sold under Rule 144 without restriction as to volume and manner of sale.

     8.4     Purchaser  Information.  Each  Purchaser  covenants  that  it  will
             ----------------------
promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser, under the heading "Selling Security Holders" or elsewhere, or such Purchaser's "Plan of Distribution."

                                   Section 9.

                                  Miscellaneous
                                  -------------

     9.1     Waivers  and Amendments.  Neither this Agreement nor any provisions
             -----------------------
hereof shall be waived, modified, changed or discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

     9.2     Broker's  Fee.  Each  of the parties hereto hereby represents that,
             -------------
on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers.

     9.3     Governing Law.  This Agreement shall be governed in all respects by
             -------------
and construed in accordance with the laws of the State of Delaware without any regard to conflicts of laws principles.

     9.4     Survival.  The  representations,  warranties,  covenants  and
             --------
agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

     9.5     Successors  and  Assigns.  The provisions hereof shall inure to the
             ------------------------
benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

     9.6     Entire  Agreement.  This  Agreement,  including  all  exhibits,
             -----------------
schedules and appendices hereto constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     9.7     Notices,  etc.  All  notices  and  other communications required or
             -------------
permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchaser, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on Exhibit A, or at such other address as the Company or the Purchaser shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

     9.8     Severability of this Agreement.  If any provision of this Agreement
             ------------------------------
shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.9     Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     9.10     Further  Assurances.  Each  party  to  this Agreement shall do and
              -------------------
perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     9.11     Expenses.  The  Company  and each the Purchaser shall bear its own
              --------
expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

     9.12     Currency.  All  references  to  "dollars" or "$" in this Agreement
              --------
shall  be  deemed  to  refer  to  United  States  dollars.

                  (Remainder of page intentionally left blank)

The  foregoing  agreement is hereby executed as of the date first above written.

                                  "COMPANY"

                                  CRITICARE SYSTEMS, INC. a Delaware corporation

                                  By:  /s/  Emil  H.  Soika
                                       --------------------
                                  President  and  CEO

                                  "PURCHASERS"

                                  OXFORD  BIOSCIENCE  PARTNERS  III  L.P.
                                  By:  OBP  Management  III  L.P.

                                  By:  /s/  Jeffrey  T.  Barnes
                                       ------------------------
                                  General  Partner


                                  OXFORD BIOSCIENCE PARTNERS (BERMUDA) III
                                  LIMITED PARTNERSHIP
                                  By: OBP Management III (Bermuda) Limited Partnership

                                  By:  /s/  Jeffrey  T.  Barnes
                                       ------------------------
                                  General  partner


                                  mRNA  FUND  L.P.
                                  By:  mRNA  Partners  L.P.

                                  By:  /s/  Jonathan  J.  Fleming
                                       --------------------------
                                  General  Partner

                                    EXHIBIT A
                              SCHEDULE OF INVESTORS


                                          NO. OF SHARES OF
NAME AND ADDRESS                            COMMON STOCK    PURCHASE PRICE
----------------------------------------  ----------------  ---------------
OXFORD BIOSCIENCE PARTNERS III L.P.
31 St. James Ave., Ste. 905
Boston, MA 02116 . . . . . . . . . . . .         1,547,529  $  3,481,940.25

OXFORD BIOSCIENCE PARTNERS (BERMUDA) III
LIMITED PARTNERSHIP
31 St. James Ave., Ste. 905
Boston, MA 02116 . . . . . . . . . . . .           220,555  $    496,248.75

MRNA FUND L.P.
31 St. James Ave., Ste. 905
Boston, MA 02116 . . . . . . . . . . . .            18,189  $     40,925.25